                        PAINEWEBBER GLOBAL INCOME FUND
                  (A SERIES OF PAINEWEBBER INVESTMENT SERIES)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                              December 20, 2000

Dear Shareholder,

   The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of PaineWebber Global Income Fund.

   We are seeking shareholder approval to merge Global Income Fund into PACE Global Fixed Income Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your Global Income Fund shares, and Global Income Fund will cease operations. The expenses of each class of shares of the PACE Fund following the merger would be slightly lower than the current expenses of the corresponding class of Global Income Fund.

   Mitchell Hutchins is the investment manager for both Funds and has retained unaffiliated firms, Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. (and its affiliates), to manage each Fund's assets. The two Funds have similar investment objectives and policies in that both seek a combination of capital appreciation and income. Each Fund invests primarily in bonds of governmental and private issuers in the United States and developed foreign countries. The PACE Fund invests primarily in bonds in one of the three highest ratings categories, while Global Income Fund invests primarily in bonds in one of the two highest ratings categories.

   The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we believe will be helpful to most investors.

   YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

   THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,

                                          /s/ Brian M. Storms
                                          Brian M. Storms
                                          President

                PAINEWEBBER GLOBAL INCOME FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

   On October 6, 2000, the Board of Trustees of PaineWebber Investment Series ("Investment Series"), on behalf of its series, PaineWebber Global Income Fund ("Global Income Fund"), unanimously approved the merger of Global Income Fund into PACE Global Fixed Income Investments ("PACE Global Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can occur only if Global Income Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

   A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the acquiring fund.

WHY IS THIS MERGER BEING PROPOSED?

   Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Investment Series' Board believe that Global Income Fund's shareholders will benefit from the merger with PACE Global Fixed Income Fund because the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer significantly overlapping investments and similar management would result in higher expenses and less efficient operations than a single fund that combines the assets of the two original funds.

   Global Income Fund and PACE Global Fixed Income Fund have similar investment objectives. Global Income Fund primarily seeks high current income consistent with prudent investment risk and secondarily seeks capital appreciation, while PACE Global Fixed Income Fund seeks high total return. Each Fund invests primarily in bonds of governmental and private issuers in the United States and developed foreign countries. PACE Global Fixed Income Fund invests primarily in bonds in one of the three highest ratings categories (or of comparable quality), while Global Income Fund invests primarily in bonds in one of the two highest ratings categories (or of comparable quality). PACE Global Fixed Income Fund invests in bonds of varying maturities, but normally limits its portfolio duration to between four and eight years. Global Income Fund has no stated duration policy. Global Income Fund generally has been managed in a more conservative manner than PACE Global Fixed Income Fund. (See "Comparison of the Funds" on page 6 of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

   Effective October 10, 2000, Mitchell Hutchins allocated Global Income Fund's assets between the same sub-advisers -- Rogge Global Partners plc and Fischer Francis Trees & Watts, Inc. (and its affiliates) -- that are sub-advisers to PACE Global Fixed Income Fund. Each sub-adviser uses the same basic investment strategy for both Funds. As a result, the two Funds are now managed in a similar manner.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

   If the merger is approved, you will receive full and fractional shares of the corresponding class of PACE Global Fixed Income Fund having a total value equal to the total value of your Global Income Fund shares at the time of the merger. Although the two Funds will have different net asset values per share, each class of shares of PACE Global Fixed Income Fund issued in the merger will otherwise have characteristics that are substantially identical to the corresponding class of shares of Global Income Fund.

IF I CURRENTLY ELECT TO RECEIVE MY GLOBAL INCOME FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE GLOBAL FIXED INCOME FUND SHARES AFTER THE MERGER?

   Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

   The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE Global Fixed Income Fund shares, and that your basis for the PACE Global Fixed Income Fund shares you receive in the merger will be the same as the basis for your Global Income Fund shares.

   Immediately prior to the merger, Global Income Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Global Income Fund shareholders. You should note, however, that both Funds pay monthly dividends and must distribute by December 31, 2000 their net capital gain for the one-year period ended October 31, 2000. This distribution must be made regardless of whether the merger takes place because of tax requirements applicable to all mutual funds. This means that if you remain a shareholder of Global Income Fund, if the merger takes place, you may receive two taxable distributions of net capital gain, if any, within a short period of time.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

   The management fee paid by PACE Global Fixed Income Fund to Mitchell Hutchins is greater than the management fee paid by Global Income Fund. However, the post-merger combined Fund is expected to have overall operating expenses that are lower than the current operating expenses of Global Income Fund. The overall operating expenses of PACE Global Fixed Income Fund are subject to a written management fee waiver and expense reimbursement agreement between the Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Absent that agreement, it is expected that the overall operating expenses of the combined Fund would be higher than the current operating expenses of Global Income Fund. If the management fee waiver and expense reimbursement agreement is not renewed after December 1, 2002, the combined Fund will have overall operating expenses for each class of shares that are higher than the current expenses of Global Income Fund, assuming that the operating expenses of the combined Fund remain the same. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" beginning on page 2 of the Combined Proxy Statement/Prospectus.)

HOW HAVE PACE GLOBAL FIXED INCOME FUND AND GLOBAL INCOME FUND PERFORMED?

   The following tables show the average annual total returns over several time periods for each class of shares of Global Income Fund and the Class P shares of PACE Global Fixed Income Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for both these Funds because the current sub-advisers did not manage Global Income Fund's assets during the periods shown and Rogge Global Partners plc was the sole sub-adviser for PACE Global Fixed Income Fund's assets during the periods shown.

   The table for Global Income Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE Global Fixed Income Fund reflects the maximum annual PaineWebber PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). A footnote to this table shows the performance of PACE Global Fixed Income Fund's Class P shares for the same periods without deduction of this fee. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices are unmanaged and, therefore, do not reflect the deduction of any sales charges or expenses.

   The different sales charges, expenses and program fees applicable to the different classes of shares of the two Funds and the different periods for which performance is shown after the 1999 calendar year make it difficult to compare the Funds' performance. However, because the Class Y shares of Global Income Fund are not subject to any sales charges or 12b-1 fees, they are most comparable to the Class P shares of PACE Global Fixed Income Fund. The performance of Global Income Fund's Class Y shares for the 1999 calendar year can thus be compared to that of the Class P shares of PACE Global Fixed Income Fund before deduction of the PACE SM Select Advisors Program fee, as shown in the footnote to that Fund's table.

PACE GLOBAL FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS*
(as of December 31, 1999)

CLASS                                        CLASS P  SALOMON SMITH BARNEY WORLD
(INCEPTION DATE)                            (8/24/95)   GOVERNMENT BOND INDEX
----------------                            --------- --------------------------
One Year...................................   (9.88)%           (4.27)%
Life of Class..............................    3.10%             4.43%

----------------
 * The above performance reflects the deduction of the maximum annual PACE SM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). If the program fee were not deducted, the average annual total returns of the Fund's Class P shares would be (8.52)% for the year ended December 31, 1999 and 4.66% for "Life of Class."

GLOBAL INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                             SALOMON SMITH BARNEY
CLASS                CLASS A   CLASS B*  CLASS C    CLASS Y    WORLD GOVERNMENT
(INCEPTION DATE)     (7/1/91)  (3/20/87) (7/2/92)  (8/26/91)      BOND INDEX
----------------     --------  --------- --------  --------- --------------------
One Year............  (7.77)%    (9.43)%  (5.09)%    (3.60)%        (4.27)%
Five Years..........   5.16%      4.83%    5.51%      6.36%          6.42%
Ten Years...........    N/A       6.75%     N/A        N/A           8.03%
Life of Class.......   5.58%      7.98%    4.80%      6.35%            **

----------------
 * Assumes conversion of Class B shares to Class A shares after six years.

** Average annual total returns for the Salomon Smith Barney World Government
   Bond Index since inception for each class were as follows: Class A --
    8.17%; Class B -- 7.94%; Class C -- 6.63%; and Class Y -- 7.82%.

WHEN WILL THE PROPOSED MERGER OCCUR?

   The Funds expect to merge in February 2001, assuming Global Income Fund shareholder approval at the special meeting scheduled to be held on January 25, 2001.

CAN I SELL OR EXCHANGE MY GLOBAL INCOME FUND SHARES BEFORE THE MERGER?

   If you do not wish to receive shares of PACE Global Fixed Income Fund, you are free to sell or exchange your Global Income Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Global Income Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

   Your Board of Trustees unanimously recommends a vote "FOR" the merger.

                        PAINEWEBBER GLOBAL INCOME FUND
                  (A SERIES OF PAINEWEBBER INVESTMENT SERIES)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 25, 2001

                               ----------------

To the Shareholders:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Global Income Fund ("Global Income Fund"), a series of PaineWebber Investment Series ("Investment Series"), will be held on January 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 1 p.m., Eastern time, for the following purpose:

  To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Global Income Fund into PACE Global Fixed Income Investments ("PACE Global Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Global Income Fund will transfer all its assets to PACE Global Fixed Income Fund, which will assume all the stated liabilities of Global Income Fund, and PACE Trust will issue to each Global Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Global Fixed Income Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Global Income Fund.

   Shareholders of record as of the close of business on November 21, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

   Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Investment Series, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Investment Series or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          Dianne E. O'Donnell
                                          Secretary

December 20, 2000
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

    Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

    To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

    You may also call 1-800-597-7836 and vote by telephone.

    If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                            VALID SIGNATURE
------------                                            ---------------
Corporate Accounts
  (1) ABC Corp.................................. ABC Corp. John Doe, Treasurer
  (2) ABC Corp.................................. John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer......... John Doe
  (4) ABC Corp. Profit Sharing Plan............. John Doe, Trustee

Partnership Accounts
  (1) The XYZ Partnership....................... Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership...... Jane B. Smith, General Partner

Trust Accounts
  (1) ABC Trust Account......................... Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78....... Jane B. Doe

Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o John B. Smith,
   Jr., UGMA/UTMA............................... John B. Smith
  (2) Estate of John B. Smith................... John B. Smith, Jr., Executor

                        PAINEWEBBER GLOBAL INCOME FUND
                  (A SERIES OF PAINEWEBBER INVESTMENT SERIES)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                     PACE GLOBAL FIXED INCOME INVESTMENTS
             (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                               ----------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           DATED: DECEMBER 20, 2000

                               ----------------

   This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Global Income Fund ("Global Income Fund"), a series of PaineWebber Investment Series ("Investment Series"), a Massachusetts business trust, to be held on January 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 1 p.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Global Income Fund will be asked to consider and approve the following proposal:

    To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan"), which provides for the reorganization of Global Income Fund into PACE Global Fixed Income Investments ("PACE Global Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Global Income Fund will transfer all its assets to PACE Global Fixed Income Fund, which will assume all the stated liabilities of Global Income Fund, and PACE Trust will issue to each Global Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Global Fixed Income Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Global Income Fund.

   A form of the Plan is attached as Appendix A to this Proxy
Statement/Prospectus. THE BOARD OF TRUSTEES OF INVESTMENT SERIES HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF GLOBAL INCOME FUND AND ITS SHAREHOLDERS. Global Income Fund and PACE Global Fixed Income Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

   Pursuant to the Plan, Global Income Fund will transfer all its assets to PACE Global Fixed Income Fund, which will assume all the stated liabilities of Global Income Fund, and PACE Trust will issue to each Global Income Fund shareholder the number of full and fractional shares of beneficial interest in the applicable class of PACE Global Fixed Income Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Global Income Fund (the "Reorganization"). The value of each Global Income Fund shareholder's account with PACE Global Fixed Income Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Global Income Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Global Income Fund

    AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

will become shareholders of the corresponding class of shares of PACE Global Fixed Income Fund. No sales charges will be assessed on the shares of PACE Global Fixed Income Fund issued in connection with the Reorganization.

   PACE Global Fixed Income Fund is a non-diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE Global Fixed Income Fund's investment objective is high total return. The Fund seeks to achieve its investment objective by investing primarily in high-grade bonds (in one of the three highest ratings categories or of comparable quality) of governmental and private issuers in the United States and in developed foreign countries. The Fund invests in bonds of varying maturities, but normally limits its portfolio duration to between four and eight years. Mitchell Hutchins allocates the Fund's assets between two sub-advisers.

   This Proxy Statement/Prospectus sets forth the information that a Global Income Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

   A Statement of Additional Information ("SAI") dated December 20, 2000, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. PACE Global Fixed Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about Global Income Fund is included in its current Prospectus and SAI, each dated March 1, 2000, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Global Income Fund's Semi-Annual Report to Shareholders for the six months ended April 30, 2000, and its Annual Report to Shareholders for the fiscal year ended October 31, 1999, are available without charge by writing either Global Income Fund or PACE Global Fixed Income Fund at the address shown above, or by calling 1-800-647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Investment Series. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

                               TABLE OF CONTENTS

SECTION TITLE                                                             PAGE
-------------                                                             ----
INTRODUCTION.............................................................   1
PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF
 REORGANIZATION AND TERMINATION..........................................   2
SYNOPSIS.................................................................   2
 The Proposed Reorganization.............................................   2
 Comparative Fee Table...................................................   2
 Summary Comparison of the Funds.........................................   4
COMPARISON OF PRINCIPAL RISK FACTORS.....................................   5
COMPARISON OF THE FUNDS..................................................   6
 Investment Objectives...................................................   6
 Investment Policies.....................................................   6
 Operations of PACE Global Fixed Income Fund Following the
  Reorganization.........................................................   8
 Performance.............................................................   9
 Sales Charges...........................................................  11
 Dividends and Other Distributions.......................................  11
 Taxes...................................................................  11
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF PACE GLOBAL
 FIXED INCOME FUND.......................................................  11
 Flexible Pricing........................................................  11
 Buying Shares...........................................................  15
 Selling Shares..........................................................  16
 Exchanging Shares.......................................................  16
 Pricing and Valuation...................................................  17
MANAGEMENT...............................................................  18
 Investment Manager and Investment Adviser...............................  18
 Sub-Advisers............................................................  18
 Advisory Fees and Fund Expenses.........................................  20
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..........................  20
 Reasons for the Reorganization..........................................  20
 Terms of the Reorganization.............................................  22
 Description of Securities to be Issued..................................  23
 Temporary Waiver of Investment Restrictions.............................  24
 Federal Income Tax Considerations.......................................  24
 Required Vote...........................................................  25
ORGANIZATION OF THE FUNDS................................................  25
FINANCIAL HIGHLIGHTS.....................................................  26
CAPITALIZATION...........................................................  27
LEGAL MATTERS............................................................  28
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION............  28
EXPERTS..................................................................  28
OTHER INFORMATION........................................................  28
APPENDIX A: Form of Agreement and Plan of Reorganization and Termina-
 tion.................................................................... A-1
APPENDIX B: Security Ownership of Certain Beneficial Owners.............. B-1
APPENDIX C: Management's Discussion of PACE Global Fixed Income Fund's
 Performance............................................................. C-1

                                 INTRODUCTION

   This Proxy Statement/Prospectus is being furnished to shareholders of Global Income Fund, a series of Investment Series, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of Global Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Global Income Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

   Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

   Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Investment Series ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

   Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Investment Series intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December 20, 2000. Shareholders of record as of the close of business on November 21, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, Global Income Fund had 27,157,173 shares issued and outstanding, consisting of 24,304,051 Class A shares, 481,661 Class B shares, 1,745,882 Class C shares, and 625,579 Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix B, as of the Record Date, Mitchell Hutchins, the investment manager, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.

   Investment Series has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Investment Series expects to solicit proxies by mail, telephone and via the internet. Investment Series officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $44,000 for proxy solicitation services. Investment Series will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

         PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF
                        REORGANIZATION AND TERMINATION.

                                   SYNOPSIS

   The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Investment Series' Board believes that the proposed Reorganization will benefit Global Income Fund's shareholders.

THE PROPOSED REORGANIZATION

   The Boards of PACE Trust and Investment Series, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE Global Fixed Income Fund of all of Global Income Fund's assets in exchange for PACE Global Fixed Income Fund shares and the assumption by PACE Global Fixed Income Fund of all of Global Income Fund's stated liabilities. Global Income Fund will then distribute the PACE Global Fixed Income Fund shares to Global Income Fund's shareholders, by class, so that each Global Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Global Fixed Income Fund equal in aggregate NAV to the aggregate NAV of the shares of Global Income Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 9, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Global Income Fund will be terminated as soon as is practicable after the Closing Date, and it is expected that Investment Series will be de-registered as a management investment company. See "Additional Information About the Reorganization," below.

   Investment Series and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Global Income Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Global Income Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.

   For the reasons set forth below under "Additional Information About the Reorganization -- Reasons for the Reorganization," the Board of Investment Series has determined that the Reorganization is in the best interests of Global Income Fund and that the interests of existing Global Income Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, INVESTMENT SERIES' BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION.

COMPARATIVE FEE TABLE

   The table below describes the fees and expenses that you would pay if you buy and hold Global Income Fund shares or PACE Global Fixed Income Fund shares before the Reorganization and PACE Global Fixed Income Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE Global Fixed Income Fund and for the six months ended April 30, 2000 (annualized) for Global Income Fund. The pro forma information reflects the anticipated effects of the Reorganization.

                                                                                      COMBINED PACE GLOBAL
                                                        PACE GLOBAL FIXED               FIXED INCOME FUND
                           GLOBAL INCOME FUND              INCOME FUND                      PRO FORMA
                         ----------------------- ------------------------------- -------------------------------
                         CLASS CLASS CLASS CLASS  CLASS  CLASS  CLASS   CLASS   CLASS   CLASS  CLASS    CLASS
                           A     B     C     Y      A      B      C       Y       A       B      C        Y
                         ----- ----- ----- -----  -----  -----  -----   -----   -----   -----  -----    -----
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)
Maximum Sales Charge
 (load) Imposed on
 Purchases (as a
 percentage of offering
 price)................     4%  None  None  None    4%      None    None    None     4%     None    None    None
Maximum Deferred Sales
 Charge (load) (as a
 percentage of original
 purchase price or
 redemption proceeds,
 whichever is less)....   None    5% 0.75%  None    None      5%   0.75%    None    None      5%   0.75%    None
Exchange Fee...........   None  None  None  None    None    None    None    None    None    None    None    None
ANNUAL FUND OPERATING EXPENSES (fees that are deducted from
 fund assets)
Management Fees*.......  0.75% 0.75% 0.75% 0.75%   0.80%   0.80%   0.80%   0.80%   0.80%   0.80%   0.80%   0.80%
Distribution and/or
 Service (12b-1) Fees..  0.25% 1.00% 0.75%  None   0.25%   1.00%   0.75%    None   0.25%   1.00%   0.75%    None
Other Expenses**.......  0.28% 0.31% 0.30% 0.27%   0.39%   0.41%   0.40%   0.38%   0.37%   0.39%   0.38%   0.36%
                         ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
Total Annual Fund
 Operating Expenses....  1.28% 2.06% 1.80% 1.02%   1.44%   2.21%   1.95%   1.18%   1.42%   2.19%   1.93%   1.16%
                         ===== ===== ===== ===== ======= ======= ======= ======= ======= ======= ======= =======
Management Fee
 Waiver/Expense
 Reimbursements***.....    N/A   N/A   N/A   N/A (0.23%) (0.23%) (0.23%) (0.23%) (0.21%) (0.21%) (0.21%) (0.21%)
                         ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
Net Expenses***........  1.28% 2.06% 1.80% 1.02%   1.21%   1.98%   1.72%   0.95%   1.21%   1.98%   1.72%   0.95%
                         ===== ===== ===== ===== ======= ======= ======= ======= ======= ======= ======= =======

---------------
  * For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

 ** "Other Expenses" for PACE Global Fixed Income Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class.

*** PACE Trust and Mitchell Hutchins have entered into a written agreement with respect to PACE Global Fixed Income Fund under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the Fund to the extent that the total operating expenses of each class through December 1, 2002 otherwise would exceed the sum of 0.95% (the expense cap for the Fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the class. The Fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

   The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

   The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same, except for the two-year period when PACE Global Fixed Income Fund's and the combined Fund's expenses are lower due to the agreement with Mitchell Hutchins. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
GLOBAL INCOME FUND
Class A........................................  $525   $790   $1,074  $1,883
Class B (assuming sale of all shares at end of
 period).......................................   709    946    1,308   2,006
Class B (assuming no sale of shares)...........   209    646    1,108   2,006
Class C (assuming sale of all shares at end of
 period).......................................   258    566      975   2,116
Class C (assuming no sale of shares)...........   183    566      975   2,116
Class Y........................................   104    325      563   1,248
PACE GLOBAL FIXED INCOME FUND
Class A........................................  $518   $793   $1,112  $2,016
Class B (assuming sale of all shares at end of
 period).......................................   701    946    1,342   2,132
Class B (assuming no sale of shares)...........   201    646    1,142   2,132
Class C (assuming sale of all shares at end of
 period).......................................   250    567    1,008   2,237
Class C (assuming no sale of shares)...........   175    567    1,008   2,237
Class Y........................................    97    328      603   1,390
PRO FORMA PACE GLOBAL FIXED INCOME FUND
Class A........................................  $518   $791   $1,106  $1,998
Class B (assuming sale of all shares at end of
 period).......................................   701    944    1,335   2,115
Class B (assuming no sale of shares)...........   201    644    1,135   2,115
Class C (assuming sale of all shares at end of
 period).......................................   250    564    1,002   2,219
Class C (assuming no sale of shares)...........   175    564    1,002   2,219
Class Y........................................    97    326      597   1,370

SUMMARY COMPARISON OF THE FUNDS

Investment Objectives and Policies

   Global Income Fund and PACE Global Fixed Income Fund have similar investment objectives, policies and overall risk characteristics in that both Funds seek a combination of income and capital appreciation and invest primarily in bonds of governmental and private issuers in the United States and in developed foreign countries. PACE Global Fixed Income Fund invests primarily in high-grade bonds (in one of the three highest ratings categories or of comparable quality) and may invest, to a limited extent, in lower rated bonds of governmental and private issuers in emerging markets, including bonds that are rated below investment grade. Global Income Fund invests primarily in high quality bonds (in one of the two highest ratings categories or of comparable quality) of governmental and private issuers in the United States and developed foreign countries. Global Income Fund may also invest, to a lesser extent, in lower rated bonds, including bonds of issuers in emerging markets. PACE Global Fixed Income Fund invests in bonds of varying maturities, but normally limits its portfolio duration to between four and eight years. Global Income Fund has no stated duration policy. Global Income Fund generally has been managed in a more conservative manner than PACE Global Fixed Income Fund. Mitchell Hutchins allocates each Fund's assets between the same sub-advisers -- Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and its affiliates) (collectively, "FFTW").

Investment Advisory Services

   Mitchell Hutchins has served as investment manager and administrator for PACE Global Fixed Income Fund since its inception in August 1995. As investment manager for the Fund, Mitchell Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of those sub-advisers thereafter. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. The Fund's current sub-advisers -- Rogge Global Partners and FFTW -- have managed the Fund's investment portfolio since August 24, 1995 (Rogge Global Partners) and October 10, 2000 (FFTW). Prior to October 10, 2000, Rogge Global Partners was the sole sub-adviser for the Fund.

   Mitchell Hutchins has served as the investment manager or investment adviser and as administrator for Global Income Fund since its inception on March 20, 1987 and directly managed the Fund's assets until October 10, 2000. On that date, the Fund's two current sub-advisers -- Rogge Global Partners and FFTW -- assumed responsibility for managing the assets of the Fund as allocated to them by Mitchell Hutchins.

Purchase and Redemption Procedures

   Funds in the PaineWebber Flexible PricingSM System generally offer Class A, Class B, Class C and Class Y shares. PACE Global Fixed Income Fund did not offer Class A, Class B, Class C and Class Y shares to the public prior to November 27, 2000. The purchase and redemption procedures for PACE Global Fixed Income Fund's Class A, Class B, Class C and Class Y shares are the same as those currently in effect for the corresponding classes of shares of Global Income Fund. You may exchange Class A, Class B or Class C shares of PACE Global Fixed Income Fund for shares of the same class of most other PACE funds or PaineWebber Money Market Fund. Exchanges between other PaineWebber funds and PACE funds will not be activated until on or around March 1, 2001. You may not exchange Class Y shares.

                     COMPARISON OF PRINCIPAL RISK FACTORS

   Both Funds are subject to very similar risk factors associated with their investments in bonds. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

   Interest Rate Risk -- The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise so that the value of a Fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

   Some corporate bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A Fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

   Foreign Investing and Emerging Markets Risks -- Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

   Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

   Credit Risk -- Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade (commonly known as "junk bonds") involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by Global Income Fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a Fund desires.

   Single Issuer Concentration Risk -- Each Fund is non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a Fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the Fund's total return and in the price of its shares than it would for a diversified fund.

   Prepayment Risk -- Both Funds' investments may include mortgage-backed and asset-backed securities. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a Fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

   Derivatives Risk -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

   The Funds have similar investment objectives. PACE Global Fixed Income Fund's investment objective is high total return. Global Income Fund's primary investment objective is high current income consistent with prudent investment risk. Secondarily, Global Income Fund's investment objective is capital appreciation.

INVESTMENT POLICIES

   Both Funds invest primarily in bonds of governmental and private issuers in the United States and in developed foreign countries. PACE Global Fixed Income Fund invests primarily in high-grade bonds that are rated in one of the three highest ratings categories or are of comparable quality. Global Income Fund invests primarily in high quality bonds that are rated in one of the two highest ratings categories or are of comparable quality.

   PACE Global Fixed Income Fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. Global Income Fund has no stated duration policy. "Duration" is a measure of a Fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

   A portion of each Fund's assets is normally invested in bonds of U.S. government and private issuers. The balance is allocated among bonds of governmental and private issuers in various foreign countries. Both Fund's investments may include mortgage-backed and asset-backed securities. Both Funds also may invest, to a limited extent, in lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade and bonds of issuers located in emerging markets.

   Mitchell Hutchins allocates each Fund's assets between the same sub-advisers -- Rogge Global Partners and FFTW -- and may change the allocation at any time. The relative values of each sub-adviser's share of a Fund's assets also may change over time.

   Rogge Global Partners seeks to invest its share of each Fund's assets in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy or sell for a Fund, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for a Fund. For each Fund, Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities and may also sell securities to adjust the average duration of assets it manages.

   FFTW seeks to outperform a benchmark, the Lehman Global Aggregate Index (Unhedged), for its share of each Fund's assets through an active bond selection process that relies on (1) construction of diversified portfolios,
(2) identifying the most attractive sectors and the most attractive individual securities within these sectors and (3) monitoring of portfolio risk with risk management tools. FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc trends in economic growth, inflation, monetary and fiscal policies. FFTW decides which securities to buy for a Fund by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

   Derivatives. The Funds have identical policies with respect to the use of derivatives relating to the securities in which they normally invest. Each Fund may (but is not required to) use foreign currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

   Temporary Defensive Positions; Cash Reserves. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. PACE Global Fixed Income Fund also may invest in securities of only one country, including the United States, for temporary defensive purposes. In addition, each Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a Fund's investment objective. PACE Global Fixed Income Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE Global Fixed Income Fund may take a defensive position that is different from its normal investment strategy.

   Each Fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes.

   Other Investment Policies. Each Fund may invest up to 15% of its net assets in illiquid securities. Each Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. PACE Global Fixed Income Fund normally invests in a minimum of four countries, one of which may be the United States; Global Income Fund normally invests primarily in at least three major countries, one of which may be the United States. Each Fund may lend up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. Each Fund may borrow money from banks or through reverse repurchase agreements, but not in excess of 10% of its total assets. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding.

   Portfolio Turnover. Each Fund may engage in frequent trading to achieve its investment objective. Frequent trading may result in portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders. The portfolio turnover rates for Global Income Fund for the last two fiscal years ended October 31, 2000 and 1999, were 55% and 63%, respectively, while the portfolio turnover rates for PACE Global Fixed Income Fund's last two fiscal years ended July 31, 2000 and 1999, were 170% and 226%, respectively.

   Both Funds changed their investment management arrangements on October 10, 2000. PACE Global Fixed Income Fund appointed an additional sub-adviser and Global Income Fund appointed two new sub-advisers to manage its investment portfolio. The new sub-advisers have realigned their portion of each Fund's portfolio to reflect their proprietary investment strategies. As a result, during the period immediately following October 10, 2000, both Funds experienced higher portfolio turnover than normal, which may result in higher overall portfolio turnover for the current fiscal year.

OPERATIONS OF PACE GLOBAL FIXED INCOME FUND FOLLOWING THE REORGANIZATION

   It is not expected that PACE Global Fixed Income Fund will revise any of its policies following the Reorganization to reflect those of Global Income Fund. Rogge Global Partners and FFTW have reviewed Global Income Fund's current portfolio and determined that Global Income Fund's holdings generally are compatible with PACE Global Fixed Income Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of Global Income Fund's assets could be transferred to and held by PACE Global Fixed Income Fund.

   As of November 30, 2000, none of Global Income Fund's holdings were incompatible with PACE Global Fixed Income Fund's holdings or would have to be sold if Global Income Fund's shareholders approve the Reorganization. It is expected, however, that some of Global Income Fund's current holdings may not remain at the time of the Reorganization due to normal portfolio turnover.

PERFORMANCE

   The following bar chart and table provide information about the performance of PACE Global Fixed Income Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

   The bar chart shows how PACE Global Fixed Income Fund's performance has varied from calendar year to calendar year. The bar chart does not reflect the maximum annual PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE Global Fixed Income Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

   The first table that follows the bar chart shows the average annual returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A, Class B and Class C shares or the higher expenses of these shares. The table does, however, reflect the maximum annual PACESM Select Advisors Program fee of 1.50% applicable only to Class P shares. The program fee does not apply to shares received in the Reorganization. A footnote to this table shows performance of PACE Global Fixed Income Fund's Class P shares for the same periods without the deduction of this fee. Because all classes of shares invest in the same portfolio securities, their annual returns would differ only to the extent of the different sales charges, expenses and program fees.

   The second table that follows the bar chart shows the average annual total returns over several time periods for Global Income Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of PACE Global Fixed Income Fund. The performance of Global Income Fund's Class Y shares for the 1999 calendar year can thus be compared to that of the Class P shares of PACE Global Fixed Income Fund before deduction of the PACESM Select Advisors Program fee, as shown in the footnote to that Fund's table.

   The tables also compare each Fund's returns to returns of a broad-based market index -- the Salomon Smith Barney World Government Bond Index -- that is unmanaged and, therefore, does not reflect the deduction of any fees or expenses.

   Each Fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true because, during the periods shown, Rogge Global Partners was the sole sub-adviser managing the assets of PACE Global Fixed Income Fund and Mitchell Hutchins managed the assets of Global Income Fund directly.

PACE GLOBAL FIXED INCOME FUND -- TOTAL RETURN ON CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                                    [GRAPH]

Total Return          4.59%          1.00%          18.60%          (8.52)%
                      1996           1997            1998            1999
                                          Calendar Year


Total return January 1 to September 30, 2000 -- (5.43)%

Best quarter during years shown: 3rd quarter, 1998 -- 8.60%
Worst quarter during years shown: 1st quarter, 1999 -- (4.83)%

PACE GLOBAL FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS*
(as of December 31, 1999)

                                                            SALOMON SMITH BARNEY
CLASS                                              CLASS P    WORLD GOVERNMENT
(INCEPTION DATE)                                  (8/24/95)      BOND INDEX
----------------                                  --------- --------------------
One Year.........................................   (9.88)%        (4.27)%
Life of Class....................................    3.10%          4.43%

----------------
 * The above performance reflects the deduction of the maximum annual PACE SM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization). If the program fee were not deducted, the average annual total returns of the Fund's Class P shares would be (8.52)% for the year ended December 31, 1999 and 4.66% for "Life of Class."

GLOBAL INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                             SALOMON SMITH BARNEY
CLASS                CLASS A   CLASS B*  CLASS C    CLASS Y    WORLD GOVERNMENT
(INCEPTION DATE)     (7/1/91)  (3/20/87) (7/2/92)  (8/26/91)      BOND INDEX
----------------     --------  --------- --------  --------- --------------------
One Year............  (7.77)%    (9.43)%  (5.09)%    (3.60)%        (4.27)%
Five Years..........   5.16%      4.83%    5.51%      6.36%          6.42%
Ten Years...........    N/A       6.75%     N/A        N/A           8.03%
Life of Class.......   5.58%      7.98%    4.80%      6.35%            **

----------------
 *  Assumes conversion of Class B shares to Class A shares after six years.
** Average annual total returns for the Salomon Smith Barney World Government Bond Index for the life of each class were as follows: Class A -- 8.17%; Class B -- 7.94%; Class C -- 6.63%; and Class Y -- 7.82%

SALES CHARGES

   No sales charges apply when Global Income Fund shareholders receive shares of PACE Global Fixed Income Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

   Both Funds normally declare and pay dividends monthly and distribute substantially all of their gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE Global Fixed Income Fund, Class P shares) would have the highest dividends.

   As a shareholder of PACE Global Fixed Income Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for Global Income Fund will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

   On or before the Closing Date, Global Income Fund will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

   The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

   When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange a Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

   Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you how you should treat its dividends for tax purposes.

               FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
                    SHARES OF PACE GLOBAL FIXED INCOME FUND

FLEXIBLE PRICING

   PACE Global Fixed Income Fund offers four new classes of shares -- Class A, Class B, Class C and Class Y -- established prior to the Reorganization. The four new classes of shares of PACE Global Fixed Income Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially identical to the corresponding classes of shares and related procedures of Global Income Fund. Prior to November 27, 2000, PACE Global Fixed Income Fund offered only Class P shares, which are available only to participants in the PaineWebber PACESM Select Advisors Program.

   No sales charges apply when Global Income Fund shareholders receive Class A, Class B, Class C or Class Y shares of PACE Global Fixed Income Fund as part of the Reorganization. PACE Global Fixed Income Fund is offering its four new classes of shares to the general public prior to the Reorganization. Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

   PACE Global Fixed Income Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially identical to the terms of the corresponding plans now in place for Global Income Fund's Class A, Class B and Class C shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

   Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

   The Class A sales charges for both Funds are described in the following table.

CLASS A SALES CHARGES

                          SALES CHARGE AS A PERCENTAGE OF:  REALLOWANCE  TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE*
--------------------     -------------- ------------------- -----------------------------------
Less than $100,000......      4.00%            4.17%                       3.75%
$100,000 to $249,999....      3.00             3.09                        2.75
$250,000 to $499,999....      2.25             2.30                        2.00
$500,000 to $999,999....      1.75             1.78                        1.50
$1,000,000 and over
 (1)....................      None             None                        1.00(2)

----------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares purchased through the reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Systematic Withdrawal Plan are not subject to this charge.
(2)  Mitchell Hutchins pays 1% to the dealer.

* For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber or PaineWebber PACE fund that you are buying.

   You may also qualify for a lower sales charge if you combine your purchases with those of:

  .  your spouse, parents or children under age 21;

  .  your Individual Retirement Accounts (IRAs);

  .  certain employee benefit plans, including 401(k) plans;

  .  a company that you control;

  .  a trust that you created;

  . Uniform Transfers to Minors Act/Uniform Gifts to Minors Act accounts created by you or by a group of investors for your children; or

  .  accounts with the same adviser.

   You may qualify for a complete waiver of the sales charge if you:

  . Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

  . Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

    -- you were the Financial Advisor's client at the competing brokerage firm;

    -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

  . Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

  . Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

  . Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

  . Acquire these shares through a PaineWebber InsightOneSM Program brokerage account.

CLASS B SHARES

   Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

   Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

   If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                             PERCENTAGE BY WHICH
                                                               THE SHARES' NET
                                                               ASSET VALUE IS
       IF YOU SELL SHARES WITHIN:                                MULTIPLIED:
       --------------------------                            -------------------
       1st year since purchase..............................          5%
       2nd year since purchase..............................          4
       3rd year since purchase..............................          3
       4th year since purchase..............................          2
       5th year since purchase..............................          2
       6th year since purchase..............................          1
       7th year since purchase..............................        None

   We will not impose the deferred sales charge on Class B shares purchased through the reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE Global Fixed Income Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class B shares of Global Income Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of Global Income Fund.

   To minimize your deferred sales charge, we will assume that you are selling:

  .  First, Class B shares representing reinvested dividends, and

  .  Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

  .  You participate in the Systematic Withdrawal Plan;

  . You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

  .  You receive a tax-free return of an excess IRA contribution;

  . You receive a tax-qualified retirement plan distribution following retirement;

  . The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

  . The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

   Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

   Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

   Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares purchased through the reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE Global Fixed Income Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of Global Income Fund and any other PaineWebber fund whose shares you exchanged for shares of Global Income Fund.

   You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

   If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

   Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

  .  Buy shares through PaineWebber's PACESM Multi Advisor Program;

  .  Buy $10 million or more of PaineWebber fund shares at any one time;

  . Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

  . Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

  . Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

   The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.

   Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are lower than the ongoing expenses of Class A, Class B or Class C shares.

BUYING SHARES

   If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

   You do not have to complete an application when you make additional investments in the Fund.

   The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

Minimum Investments

To open an account..................................  $1,000
To add to an account................................  $  100

   The Fund may waive or reduce these amounts for:

  .  Employees of PaineWebber or its affiliates; or

  . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

Frequent Trading. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations-- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

   You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

   If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

   If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

   If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

  .  Your name and address;

  .  The Fund's name;

  .  The Fund account number;

  .  The dollar amount or number of shares you want to sell; and

  . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

   If you sell Class A shares and then repurchase Class A shares of the Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

   It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

   You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of the other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001.) You may not exchange Class Y shares.

   You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

   You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

   You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber and Correspondent Firm Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

Other Investors. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

  .  Your name and address;

  . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

  .  Your account number;

  . How much you are exchanging (by dollar amount or by number of shares to be sold); and

  . A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

   The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

   The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

   Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

   You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

   The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less. Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

   The Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The Fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the Fund does not calculate net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell Fund shares. If the Fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those changes. This policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing.

                                  MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

   Mitchell Hutchins is the manager and administrator of both PACE Global Fixed Income Fund and Global Income Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On October 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

   As investment manager for PACE Global Fixed Income Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments and monitors and reviews the performance of those sub-advisers. PACE Trust has received an exemptive order from the SEC to permit Mitchell Hutchins (subject to Board approval) to select and replace sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the sub-advisers without obtaining shareholder approval.

   As investment manager for Global Income Fund, Mitchell Hutchins recommends sub-advisers to the Board of Investment Series and monitors and reviews the performance of those sub-advisers. Since October 10, 2000, Mitchell Hutchins and the sub-advisers have provided investment management services to the Fund under interim contracts approved by the Board of Investment Series. Prior to October 10, 2000, Mitchell Hutchins managed Global Income Fund's assets directly.

SUB-ADVISERS

   The same sub-advisers -- Rogge Global Partners and FFTW -- manage the assets of each Fund allocated to them by Mitchell Hutchins. Rogge Global Partners is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global Partners was organized in 1984 and specializes in global fixed income management. As of September 30, 2000, it had approximately $7.9 billion in assets under management. Rogge Global Partners uses a team approach in managing its share of each Fund's assets. The team is led by Olaf Rogge, the chief investment officer of Rogge Global Partners. Mr. Rogge, who founded Rogge Global Partners in 1984, has been managing global investments for more than 25 years and has held his responsibilities for PACE Global Fixed Income Fund since its inception on August 24, 1995 and for Global Income Fund since October 10, 2000.

   Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray. These team members have held their responsibilities for PACE Global Fixed Income Fund since August 1995, except for Ms. Conway, who has held her responsibilities since August 1998, and Mr. Gray, who has held his responsibilities since April 1999. The team members have held their responsibilities for Global Income Fund since October 10, 2000.

   Mr. Graham joined Rogge Global Partners in February 1994 and is currently a director, portfolio manager and analyst. Prior to that time, he served as a senior manager of the multi-currency fixed income investment team at J.P. Morgan. Mr. Bell joined Rogge Global Partners in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global Partners in April 1995 and serves as a director, portfolio manager and analyst. From October 1987 through April 1995, Mr. James worked for NatWest Capital Markets, where he was a director and functioned as the international bond economist.

   Ms. Conway joined Rogge Global Partners in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing U.S., global and short-term mandates. Before joining Rothschild, she spent seven years at J.P. Morgan where she also managed U.S., global and short-term mandates.

   Richard Gray joined Rogge Global Partners in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research of Bank of America (1995-1999) and director, emerging debt research for Nomura International (1994-1995).

   Fischer Francis Trees & Watts, Inc. ("FFTW (NY)") is located at 200 Park Avenue, 46th Floor, New York, New York 10166. The addresses for its affiliates are 3 Royal Court, The Royal Exchange, London, EC 3V 3RA for Fischer Francis Trees & Watts (UK); 50 Raffles Place, #22-01 Singapore Land Tower, Singapore 048623 for Fischer Francis Trees & Watts Pte Ltd (Singapore); and Fukoku Siemei Building 2lF, 2-2, Uchisaiwaicho 2-chome, Chiuoda-Ku Tokyo 100, for Fischer Francis Trees & Watts KK (Japan). FFTW (Japan) does not serve as sub-adviser for Global Income Fund. Prior to November 13, 2000, only FFTW (NY) served as sub-adviser for PACE Global Fixed Income Fund. The affiliates are either wholly owned subsidiaries of FFTW (NY) or are jointly owned by FFTW
(NY) and its parent corporation. FFTW (NY) and its affiliates are referred to collectively as "FFTW." As of September 30, 2000, FFTW and its affiliates had approximately $30 billion in assets under management.

   FFTW uses a team approach in which a specific portfolio manager is responsible for managing FFTW's share of each Fund's assets and determines the broad risk parameters under which these investments operate, but relies on specialist investment teams to determine specific Fund investments. The portfolio manager is David Marmon, a managing director of FFTW. Key members of the team are Liaquat Ahamed, a managing director and chief investment officer of FFTW, and Adnan Akant, Stewart Russell, Richard Williams and Simon Hard, all of whom are managing directors of FFTW. These individuals have held their responsibilities for the Funds since October 10, 2000.

   Mr. Marmon joined FFTW in 1990 from Yamaichi International (America) where he was head of futures and options research. His responsibilities at Yamaichi included generating trade ideas, daily analysis of market opportunities and preparing research reports. He was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. He also performed historical and scenario analyses of the futures and options markets for traders and clients. Mr. Marmon began his career in finance as a research analyst on Chase Manhattan's arbitrage and municipal trading desks.

   Mr. Ahamed came to FFTW in 1988 after nine years with the World Bank, where he was in charge of the bank's investments in all non-dollar government bond markets. Before assuming responsibility for the management of the non-dollar portfolios, he was responsible for investment and trading in each of the markets, including pounds sterling, Deutsche mark, Japanese yen, Canadian dollars and Australian dollars. In addition, he was involved in providing technical advice to numerous central banks on reserve and liability management. Mr. Ahamed worked initially as an economist at the World Bank, providing economic advice and analyses to senior government officials in numerous developing countries including the Philippines, Korea, Bangladesh and Kenya.

   Mr. Akant joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer in 1979. Over the next five years, as a member of the investment department, he was responsible for investment and trading of each of the major sectors of the bank's actively managed liquidity portfolio. He was a member of the investment strategy committee and shared responsibility for formulating and implementing the bank's trading and investment strategy. In 1982, Mr. Akant was promoted to senior investment officer and was the division's deputy in charge of the U.S. dollar portfolio.

   Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan. His primary responsibilities included proprietary positioning of U.S. and non-U.S. government obligations, corporate bonds and asset-backed securities. Prior to that, Mr. Russell managed J.P. Morgan's short-term interest rate risk group, coordinating a $10 billion book of assets and liabilities.

   Mr. Williams joined FFTW in 1995 from Deutsche Morgan Grenfell, where he worked as an analyst in the fixed-income research department.

   Mr. Hard joined FFTW's affiliate in London in 1989 from Mercury Asset Management, the investment management affiliate of S.G. Warburg & Co., LTD. (now Warburg Dillon Read). His responsibilities there included the formulation of global bond and currency investment policies, and the management of interest rate and currency exposures of the firm's specialist non-dollar bond portfolios. He was previously first vice president and London branch manager of Julius Baer Investment Management, Inc.

ADVISORY FEES AND FUND EXPENSES

   PACE Global Fixed Income Fund pays fees to Mitchell Hutchins for management and administration services at the combined annual contract rate of 0.80% of average daily net assets. This combined fee includes an annual contract rate of 0.60% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. During the fiscal year ended July 31, 2000, PACE Global Fixed Income Fund paid Mitchell Hutchins at the lower effective rate of 0.57% of the Fund's average daily net assets because Mitchell Hutchins waived a portion of its fee. Global Income Fund paid fees to Mitchell Hutchins for investment advisory and administration services for the Fund's most recent fiscal year at the annual effective rate of 0.75% of the Fund's average daily net assets.

   The management and administrative services fees paid by PACE Global Fixed Income Fund to Mitchell Hutchins are greater than the management and administrative services fees paid by Global Income Fund. However, Mitchell Hutchins anticipates that shareholders of each class of shares of Global Income Fund who will become shareholders of the corresponding class of shares of PACE Global Fixed Income Fund will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Global Income Fund. The overall operating expenses of PACE Global Fixed Income Fund are subject to a written management fee waiver and expense reimbursement agreement between PACE Global Fixed Income Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Absent that agreement, it is expected that the overall operating expenses of each class of shares of the combined Fund would be higher than the current operating expenses of the corresponding class of shares of Global Income Fund. If the management fee waiver and expense reimbursement agreement is not renewed after December 1, 2002, the combined Fund will have overall operating expenses for each class of shares that are higher than the current expenses of Global Income Fund, assuming that the operating expenses of the combined Fund remain the same.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

   Investment Series' Board approved the proposed Reorganization at a meeting held on October 6, 2000. For the reasons described more fully below, Mitchell Hutchins and Investment Series' Board believe that Global Income Fund's shareholders will benefit from the Reorganization because the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer significantly overlapping investments and similar management would result in higher expenses and less efficient operations than a single fund that combines the assets of the two original funds.

   At the meeting of Investment Series' Board on October 6, 2000 and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Global Income Fund, would be served by continuing to operate the funds under their current arrangements. For Global Income Fund, Mitchell Hutchins' review included a possible restructuring of the Fund's investment management arrangements and a possible reorganization into another PaineWebber fund.

   Mitchell Hutchins noted that PACE Global Fixed Income Fund has a similar investment objective and, like Global Income Fund, invests primarily in bonds of governmental and private issuers in the United States and in developed foreign countries. Mitchell Hutchins advised the Board of Investment Series that the investment management arrangements for PACE Global Fixed Income Fund were being changed. Mitchell Hutchins had concluded that a combination of investment strategies through the use of more than one sub-adviser would be more likely to help PACE Global Fixed Income Fund achieve its investment objective through better long-term performance, rather than an arrangement in which a single manager is responsible for the entire portfolio. The Board of PACE Trust approved Mitchell Hutchins' recommendations. FFTW started managing a portion of the Fund's assets effective October 10, 2000, with Rogge Global Partners continuing to manage the other portion of Global Income Fund's assets. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of the Funds.)

   Mitchell Hutchins stated its belief that the Reorganization would likely benefit Global Income Fund's shareholders because the larger asset base of the combined Fund could give the combined Fund greater opportunities to diversify investments and realize greater economies of scale. Mitchell Hutchins noted that the investment management and administrative services fees currently paid by PACE Global Fixed Income Fund are greater than those currently paid by Global Income Fund. However, Mitchell Hutchins informed the Board of Investment Series that it anticipated that current shareholders of each class of shares of Global Income Fund who will become shareholders of the combined Fund if the Reorganization is approved will be subject to total annual operating expenses that are lower than the expenses they currently pay as shareholders of Global Income Fund. Mitchell Hutchins informed the Board that the overall operating expenses of PACE Global Fixed Income Fund are subject to a written management fee waiver and expense reimbursement agreement between the Fund and Mitchell Hutchins, which will remain in effect through December 1, 2002. Mitchell Hutchins noted that, absent that agreement, it is expected that the overall operating expenses of the combined Fund would be higher than the current operating expenses of Global Income Fund. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

   Mitchell Hutchins then proposed immediate changes in the investment management arrangements for Global Income Fund. Mitchell Hutchins advised the Board of Investment Series of its belief that, instead of selecting a single sub-adviser for Global Income Fund's entire portfolio, a combination of investment strategies through the use of the same sub-advisers that manage PACE Global Fixed Income Fund also would be more likely to help Global Income Fund achieve its investment objective. Mitchell Hutchins noted its experience in selecting and monitoring unaffiliated sub-advisers, particularly with respect to the various different series of PACE Trust, all but one of which are managed by sub-advisers. Mitchell Hutchins recommended to the Board of Investment Series that the same sub-advisers that manage the assets of PACE Global Fixed Income Fund -- Rogge Global Partners and FFTW -- be retained on an interim basis to manage the assets of Global Income Fund, with Mitchell Hutchins having responsibility for allocating the Fund's assets between the sub-advisers. After consideration of all the information presented by Mitchell Hutchins, inquiries into the ability and resources of each proposed sub-adviser to provide appropriate investment management services for its allocated portion of Global Income Fund's assets and interviews with personnel of each proposed sub-adviser, Investment Series' Board determined to implement the new investment management arrangements effective October 10, 2000.

   To implement the new investment management arrangements for Global Income Fund, the Board of Investment Series, effective October 10, 2000, terminated the existing investment advisory and administration contract between the Fund and Mitchell Hutchins and approved a new interim contract with Mitchell Hutchins and an interim sub-advisory contract between Mitchell Hutchins and each sub-adviser. Under the Interim Management and Administration Contract ("Interim Management Contract"), Mitchell Hutchins serves as investment manager for Global Income Fund and provides portfolio management oversight as opposed to direct management of the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers thereafter. The Interim Management Contract and interim sub-advisory contracts will terminate on the earlier of 150 days from their effective date or the Closing Date of the Reorganization.

   Mitchell Hutchins then reminded the Board that, once the new investment management arrangements were in place, Global Income Fund and PACE Global Fixed Income Fund would be managed in a similar manner. Mitchell Hutchins noted its belief that operating two funds that offer significantly overlapping investments and similar management would result in higher expenses and less efficient operations than operating a single fund that combines the assets of the two original funds. Mitchell Hutchins also stated its belief that it would not be desirable from a marketing or administrative perspective to maintain and distribute shares for two similar funds. Mitchell Hutchins noted, moreover, that PACE Global Fixed Income Fund has the additional flexibility to change its sub-adviser or add additional sub-advisers when Mitchell Hutchins and the Board of PACE Trust decide, without the cost or delay of needing first to obtain approval by a vote of the Fund's shareholders.

   Finally, Mitchell Hutchins reviewed with the Board of Investment Series the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Global Income Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE Global Fixed Income Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Investment Series that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Global Income Fund would include the holding period for the shares of Global Income Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Global Income Fund.

   As part of its considerations, the Board of Investment Series examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions;
(2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of PACE Global Fixed Income Fund and that expense ratio relative to Global Income Fund's current expense ratio; (4) that Mitchell Hutchins would bear the costs of the Reorganization; (5) the compatibility of the Funds' portfolio holdings and the effect on Global Income Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Global Income Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins, Rogge Global Partners and FFTW; and (10) the terms of the proposed Plan.

   On the basis of the information provided to it and its evaluation of that information, the Board of Investment Series, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of Global Income Fund and that the interests of existing Global Income Fund shareholders would not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF INVESTMENT SERIES UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF GLOBAL INCOME FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

   The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of the form of which is attached as Appendix A to this Proxy Statement/Prospectus.

   The Plan contemplates (1) PACE Global Fixed Income Fund's acquiring on the Closing Date all the assets of Global Income Fund in exchange solely for PACE Global Fixed Income Fund shares and PACE Global Fixed Income Fund's assumption of all of Global Income Fund's stated liabilities and (2) the distribution of those shares to Global Income Fund shareholders. Global Income Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE Global Fixed Income Fund will assume from Global Income Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Global Income Fund's most recent annual audited and semi-annual unaudited financial statements, or incurred by Global Income Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities"). Global Income Fund agreed in the Plan to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

   The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE Global Fixed Income Fund and the NAV per share of each class of PACE Global Fixed Income Fund shares will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE Global Fixed Income Fund's current Prospectus and SAI. These procedures are identical to those used by Global Income Fund and described in its current Prospectus and SAI. Global Income Fund's NAV will be the value of the Assets to be acquired by PACE Global Fixed Income Fund, less the amount of the Liabilities, as of the Valuation Time.

   On, or as soon as practicable after, the Closing Date, Global Income Fund will distribute to its shareholders of record as of the Effective Time the PACE Global Fixed Income Fund shares it receives, by class, so that each Global Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Global Fixed Income Fund equal in aggregate NAV to the shareholder's shares in Global Income Fund. That distribution will be accomplished by opening accounts on the books of PACE Global Fixed Income Fund in the names of Global Income Fund's shareholders and crediting those accounts with the appropriate number of PACE Global Fixed Income Fund shares. Fractional shares of PACE Global Fixed Income Fund will be rounded to the third decimal place.

   The NAV per share of PACE Global Fixed Income Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of the interest of any shareholder in either Fund. In addition, Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Global Income Fund will be terminated after the Reorganization.

   The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Global Income Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Global Income Fund will continue to operate as a series of Investment Series, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

   PACE Global Fixed Income Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE Global Fixed Income Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and other distributions will appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

   Certain fundamental investment restrictions of Global Income Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

   The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1) of the Code. Investment Series and PACE Trust each will receive an opinion of Kirkpatrick & Lockhart LLP, counsel to Investment Series and tax counsel to PACE Trust, substantially to the following effect:

     (1) PACE Global Fixed Income Fund's acquisition of the Assets in exchange solely for its shares and its assumption of the Liabilities, followed by Global Income Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Global Income Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) Global Income Fund will recognize no gain or loss on its transfer of the Assets to PACE Global Fixed Income Fund in exchange solely for PACE Global Fixed Income Fund shares and PACE Global Fixed Income Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Global Income Fund's shareholders in constructive exchange for their Global Income Fund shares;

     (3) PACE Global Fixed Income Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for its shares and its assumption of the Liabilities;

     (4) PACE Global Fixed Income Fund's basis in the Assets will be the same as Global Income Fund's basis therein immediately before the Reorganization, and PACE Global Fixed Income Fund's holding period for the Assets will include Global Income Fund's holding period therefor;

     (5) A Global Income Fund shareholder will recognize no gain or loss on the constructive exchange of all its Global Income Fund shares solely for PACE Global Fixed Income Fund shares pursuant to the Reorganization; and

     (6) A Global Income Fund shareholder's aggregate basis in the PACE Global Fixed Income Fund shares it receives in the Reorganization will be the same as the aggregate basis for its Global Income Fund shares it constructively surrenders in exchange for those PACE Global Fixed Income Fund shares, and its holding period for those PACE Global Fixed Income Fund shares will include its holding period for those Global Income Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

   The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   Utilization by PACE Global Fixed Income Fund after the Reorganization of any pre-Reorganization capital losses realized by Global Income Fund could be subject to limitation in future years under the Code.

   You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

   The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of Global Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                               ----------------

                           ORGANIZATION OF THE FUNDS

   PACE Global Fixed Income Fund commenced operations on August 24, 1995 as a non-diversified series of PACE Trust. PACE Trust was formed as a Delaware business trust on September 9, 1994 and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

   Global Income Fund commenced operations on March 20, 1987 and is a non-diversified series of PaineWebber Investment Series, a Massachusetts business trust registered under the 1940 Act as an open-end management investment company. The operations of Investment Series, as a Massachusetts business trust, are governed by its Declaration of Trust, By-Laws and Massachusetts law.

                             FINANCIAL HIGHLIGHTS

   The following financial highlights table is intended to help you understand PACE Global Fixed Income Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE Global Fixed Income Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling 1-800-647-1568.

                                                 PACE
                                   GLOBAL FIXED INCOME INVESTMENTS
                           ----------------------------------------------------
                                  FOR THE YEARS ENDED
                                       JULY 31,                  FOR THE PERIOD
                           ------------------------------------      ENDED
                             2000      1999     1998     1997    JULY 31, 1996+
                           --------  --------  -------  -------  --------------
Net asset value,
 beginning of period.....  $  11.82  $  12.25  $ 12.17  $ 12.33     $ 12.00
                           --------  --------  -------  -------     -------
Net investment income....      0.53      0.65     0.62     0.64        0.53
Net unrealized gains
 (losses) from
 investments and foreign
 currency................     (1.10)     0.20    (0.03)   (0.21)       0.27
                           --------  --------  -------  -------     -------
Net increase (decrease)
 from investment
 operations..............     (0.57)     0.85     0.59     0.43        0.80
                           --------  --------  -------  -------     -------
Dividends from net
 investment income and
 foreign currency........     (0.42)    (0.81)   (0.40)   (0.51)      (0.46)
Distributions from net
 realized gains from
 investments.............     (0.09)    (0.47)   (0.11)   (0.08)      (0.01)
Dividends from paid in
 capital.................     (0.06)      --       --       --          --
                           --------  --------  -------  -------     -------
Total dividends and
 distributions...........     (0.57)    (1.28)   (0.51)   (0.59)      (0.47)
                           --------  --------  -------  -------     -------
Net asset value, end of
 period..................  $  10.68  $  11.82  $ 12.25  $ 12.17     $ 12.33
                           ========  ========  =======  =======     =======
Total investment return
 (1).....................    (4.97)%     6.49%    4.88%    3.54%       6.68%
                           ========  ========  =======  =======     =======
Ratios/Supplemental Data:
Net assets, end of period
 (000's).................  $100,831  $101,143  $88,838  $60,279     $38,296
Expenses to average net
 assets, net of fee
 waivers and expense
 reimbursements..........      0.95%     0.95%    0.95%    0.95%       0.95%*
Expenses to average net
 assets, before fee
 waivers and expense
 reimbursements..........      1.18%     1.17%    1.23%    1.29%       1.61%*
Net investment income to
 average net assets, net
 of fee waivers and
 expense reimbursements..      4.50%     4.57%    5.10%    5.36%       5.24%*
Net investment income to
 average net assets,
 before fee waivers and
 expense reimbursements..      4.27%     4.35%    4.82%    5.02%       4.58%*
Portfolio turnover.......       170%      226%     125%     270%        197%

----------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*  Annualized.
(1) Total Investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charge or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

                                CAPITALIZATION

   The following table shows the capitalization of each of Global Income Fund and PACE Global Fixed Income Fund as of July 31, 2000, and the pro forma capitalization as of the same date, giving effect to the Reorganization:

                                                                  PRO FORMA
                                                 PACE GLOBAL  CLASS A COMBINED
                                  GLOBAL INCOME FIXED INCOME  PACE GLOBAL FIXED
                                  FUND: CLASS A FUND: CLASS A    INCOME FUND
                                  ------------- ------------- -----------------
Net Assets....................... $249,722,305  $    0          $249,722,305
Shares Outstanding...............   26,663,816       0            23,392,112
Net Asset Value Per Share........ $       9.37  $    0          $      10.68

                                                                  PRO FORMA
                                                 PACE GLOBAL  CLASS B COMBINED
                                  GLOBAL INCOME FIXED INCOME  PACE GLOBAL FIXED
                                  FUND: CLASS B FUND: CLASS B    INCOME FUND
                                  ------------- ------------- -----------------
Net Assets....................... $  5,306,625  $    0          $  5,306,625
Shares Outstanding...............      570,316       0               497,085
Net Asset Value Per Share........ $       9.30  $    0          $      10.68

                                                                  PRO FORMA
                                                 PACE GLOBAL  CLASS C COMBINED
                                  GLOBAL INCOME FIXED INCOME  PACE GLOBAL FIXED
                                  FUND: CLASS C FUND: CLASS C    INCOME FUND
                                  ------------- ------------- -----------------
Net Assets....................... $ 17,439,735  $    0          $ 17,439,735
Shares Outstanding...............    1,862,962       0             1,633,624
Net Asset Value Per Share........ $       9.36  $    0          $      10.68

                                                                  PRO FORMA
                                                 PACE GLOBAL  CLASS Y COMBINED
                                  GLOBAL INCOME FIXED INCOME  PACE GLOBAL FIXED
                                  FUND: CLASS Y FUND: CLASS Y    INCOME FUND
                                  ------------- ------------- -----------------
Net Assets....................... $  6,413,921  $    0          $  6,413,921
Shares Outstanding...............      685,238       0               600,808
Net Asset Value Per Share........ $       9.36  $    0          $      10.68

                                                                  PRO FORMA
                                                 PACE GLOBAL  CLASS P COMBINED
                                  GLOBAL INCOME FIXED INCOME  PACE GLOBAL FIXED
                                  FUND: CLASS P FUND: CLASS P    INCOME FUND
                                  ------------- ------------- -----------------
Net Assets....................... $    0        $100,830,982    $100,830,982
Shares Outstanding...............      0           9,445,090       9,445,090
Net Asset Value Per Share........ $    0        $      10.68    $      10.68

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of PACE Global Fixed Income Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Second Floor, Washington, DC 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

   PACE Trust and Investment Series are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Investment Series. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

   The audited financial statements of Global Income Fund incorporated by reference in the SAI have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in Global Income Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1999. The audited financial statements of PACE Global Fixed Income Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE Global Fixed Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP and Ernst & Young LLP have been incorporated by reference in the SAI in reliance on their reports given on their authority as experts in auditing and accounting.

                               OTHER INFORMATION

   SHAREHOLDER PROPOSALS. As a general matter, Investment Series does not hold annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Global Income Fund's shareholders should send such proposals to Global Income Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise considered. Moreover, consideration of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

   OTHER BUSINESS. Investment Series' management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Global Income Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                  APPENDIX A

         FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is
made as of     , 2001, by and among PaineWebber PACE Select Advisors Trust, a
Delaware business trust ("PACE Trust"), on behalf of PACE Global Fixed Income Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Investment Series, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber Global Income Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

   The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

   The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

   In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

   1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

  (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

  (b)  to assume all of Target's stated liabilities described in paragraph
       1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
3.1).

   1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

   1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

   1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

   1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

   1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

   1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

   1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

   2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

   2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

   2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

   3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February 9, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

   3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

   3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

   3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

   4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

     4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

     4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

     4.1.3. Target is a duly established and designated series of Target
  Trust;

     4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

     4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

     4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

     4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

     4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

     4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

     4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

     4.1.18. Target Trust's audited financial statements for the year ended October 31, 1999, and unaudited financial statements for the six months ended April 30, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

     4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

   4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

     4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

     4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

     4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

     4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

     4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

     4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

     4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

     4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

     4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

     4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

   4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

     4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

     4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

     4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

     4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     4.3.7. Immediately after the Reorganization, the Shareholders will [not] own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

     4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187) ("Reorganization Expenses").

5. COVENANTS

   5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that--

  (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

  (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

   5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

   5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

   5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

   5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

   5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

   5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

   5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

   5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

   Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

   6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

   6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

   6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

   6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

     6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

     6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

     6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

     6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

     6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

   In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

     6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

     6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

     6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

     6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) rely, as to certain factual matters, on a certificate of Target Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax

Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

     6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

     6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

   7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   7.2. The Reorganization Expenses will be borne by Mitchell Hutchins.

8. ENTIRE AGREEMENT; NO SURVIVAL

   Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

   This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

   9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 1, 2001; or

   9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

   This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof. PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

   11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

   11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PaineWebber Investment Series,
                                           acting on behalf of its series,
                                           PaineWebber Global Income Fund

                                          By: _________________________________

                                          PaineWebber PACE Select Advisors
                                           Trust, acting on behalf of its
                                           series, PACE Global Fixed Income
                                           Investments

                                          By: _________________________________

                                          Solely with respect to paragraph 7.2
                                           hereof:
                                          Mitchell Hutchins Asset Management
                                           Inc.

                                          By: _________________________________

                                  APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   As of the Record Date, the following shareholders owned beneficially or of record 5% or more of a class of shares of Global Income Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any class of either Fund's outstanding equity securities as of the Record Date.

                              GLOBAL INCOME FUND

                                                             PRO FORMA
                                                        PERCENT BENEFICIAL
                                   PERCENT BENEFICIAL  OWNERSHIP OF COMBINED
                                   OWNERSHIP OF GLOBAL   PACE GLOBAL FIXED
SHAREHOLDER'S NAME/ADDRESS*            INCOME FUND          INCOME FUND
---------------------------        ------------------- ---------------------
John M. Freese, Administrator            13.87%               13.87%
Estate of Dorothy M. Freese         (Class C Shares)     (Class C Shares)

John Markham Freese, Executor             6.44%                6.44%
Estate of M. Lloyd Freese           (Class C Shares)     (Class C Shares)

Northern Trust Company as Trustee        73.28%               73.28%
FBO PaineWebber 401K Plan           (Class Y Shares)     (Class Y Shares)

----------------
* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

                                  APPENDIX C

    MANAGEMENT'S DISCUSSION OF PACE GLOBAL FIXED INCOME FUND'S PERFORMANCE

   THE DISCUSSION BELOW WAS TAKEN FROM PACE GLOBAL FIXED INCOME FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR DATED JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN REVISED TO REFLECT SUBSEQUENT CHANGES WHICH ARE DISCUSSED ABOVE IN THE COMBINED PROXY STATEMENT/PROSPECTUS.

Advisor: Rogge Global Partners plc

Portfolio Manager: Team led by Olaf Rogge

Objective: High total return

Investment Process: Because the advisor believes that financially healthy countries produce the highest bond and currency returns over time, the Portfolio invests primarily in high-grade bonds of governmental and private issuers in the U.S. and developed foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between four and eight years. The adviser uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. An optimization model helps determine country, currency and duration positions.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                                                       SINCE
                                                                     INCEPTION
                                             6 MONTHS 1 YEAR 3 YEARS  8/24/95
                                             -------- ------ ------- ---------
With PACE program fee*......................  -0.66%  -6.39%  0.49%    1.73%
Without PACE program fee....................   0.09%  -4.97%  2.01%    3.27%
Salomon Smith Barney World Index Government
 Bond Index.................................   0.48%  -1.01%  3.55%    3.54%
Lipper Global Income Funds Median...........   1.31%  -0.87%  1.47%    4.13%

----------------
* The maximum annual PACE program fee is 1.5% of the value of the PACE assets.

   Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX

                                    [GRAPH]

           PORTFOLIO         PORTFOLIO          SALOMON SMITH BARNEY
          WITHOUT FEE        WITH FEE*          WORLD GOVT BOND INDEX

Aug-95     $ 9,950           $ 9,947            $10,000
Sep-95     $10,242           $10,226            $10,223
Oct-95     $10,360           $10,331            $10,300
Nov-95     $10,460           $10,417            $10,416
Dec-95     $10,643           $10,586            $10,525
Jan-96     $10,583           $10,514            $10,395
Feb-96     $10,439           $10,358            $10,342
Mar-96     $10,346           $10,252            $10,327
Apr-96     $10,482           $10,374            $10,286
May-96     $10,421           $10,301            $10,288
Jun-96     $10,487           $10,353            $10,369
Jul-96     $10,668           $10,519            $10,569
Aug-96     $10,685           $10,523            $10,610
Sep-96     $10,798           $10,621            $10,653
Oct-96     $11,042           $10,847            $10,852
Nov-96     $11,252           $11,039            $10,996
Dec-96     $11,131           $10,907            $10,907
Jan-97     $10,828           $10,597            $10,615
Feb-97     $10,819           $10,575            $10,536
Mar-97     $10,694           $10,440            $10,456
Apr-97     $10,551           $10,287            $10,364
May-97     $10,821           $10,537            $10,646
Jun-97     $10,974           $10,672            $10,772
Jul-97     $11,046           $10,729            $10,688
Aug-97     $10,910           $10,584            $10,682
Sep-97     $11,293           $10,942            $10,909
Oct-97     $11,431           $11,061            $11,136
Nov-97     $11,320           $10,941            $10,966
Dec-97     $11,242           $10,851            $10,933
Jan-98     $11,400           $10,990            $11,039
Feb-98     $11,502           $11,075            $11,129
Mar-98     $11,446           $11,007            $11,018
Apr-98     $11,576           $11,118            $11,195
May-98     $11,529           $11,059            $11,220
Jun-98     $11,586           $11,100            $11,237
Jul-98     $11,586           $11,086            $11,252
Aug-98     $11,842           $11,317            $11,558
Sep-98     $12,582           $12,009            $12,173
Oct-98     $12,906           $12,303            $12,533
Nov-98     $12,897           $12,278            $12,356
Dec-98     $13,333           $12,678            $12,605
Jan-99     $13,241           $12,575            $12,489
Feb-99     $12,688           $12,035            $12,088
Mar-99     $12,688           $12,020            $12,118
Apr-99     $12,668           $11,985            $12,113
May-99     $12,337           $11,658            $11,910
Jun-99     $12,161           $11,477            $11,701
Jul-99     $12,338           $11,629            $11,988
Aug-99     $12,348           $11,625            $12,043
Sep-99     $12,443           $11,699            $12,231
Oct-99     $12,422           $11,665            $12,225
Nov-99     $12,232           $11,472            $12,097
Dec-99     $12,197           $11,425            $12,067
Jan-00     $11,714           $10,959            $11,810
Feb-00     $11,681           $10,915            $11,725
Mar-00     $12,005           $11,203            $12,089
Apr-00     $11,496           $10,715            $11,694
May-00     $11,627           $10,823            $11,785
Jun-00     $11,932           $11,094            $12,071
Jul-00     $11,724           $10,887            $11,867

  The graph depicts the performance of PACE Global Fixed Income Investments versus Salomon Smith Barney World Government Bond Index. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

   The Portfolio underperformed its benchmark for the year ended July 31, 2000 largely due to our overweight position in European currencies, including both the euro and peripheral currencies including the Swedish krona and Norwegian krone. On the other hand, country selection had a positive contribution to performance, primarily due to our large underweight position in Japanese bonds. Our use of corporate and emerging market issues also made substantial contributions to the Portfolio. Unfortunately, these positive influences could not entirely offset the impact of the European currencies.

   Looking forward, we remain advocates of European assets with heavy exposure in Germany, the Netherlands and Denmark. Economic growth in Europe remains strong, with few signs of inflation in the system and none of the debt problems faced by the United States. European fixed income markets are outperforming Japanese markets and look relatively attractive vis-a-vis the U.S. as well. We are managing the currency exposure to these European assets from a benchmark neutral position, hedging some of the exposure back into U.S. dollars as U.S. investments continue to attract flows from all over the world. While we believe that these flows will moderate over the next few quarters, it is difficult to deny their impact at the current time.

   In Japan, the wheels of change are grinding slowly forward. The Bank of Japan (BOJ) dropped its zero interest rate policy just before a Japanese holiday period. We believe that this will have little short-term impact on Japanese assets, but it does signal that the BOJ feels more comfortable with the performance of the domestic economy that it has for some time. However, we are aware that the Japanese government sought to prevent or delay this policy change and will continue to look for ways to stimulate the economy from the fiscal side of the equation. As a result, we remain underweight in both Japanese bonds and currency.

PACE GLOBAL FIXED INCOME INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                            PORTFOLIO   INDEX
----------------                                            ---------  --------
Duration................................................... 5.32 yrs   5.61 yrs
Maturity................................................... 8.65 yrs   7.60 yrs
Weighted Average Coupon....................................     6.20%      5.50%
Weighted Average Yield to Maturity.........................     5.54%      4.51%
Net Assets ($MM)...........................................   $100.8        --
Number of Securities.......................................       50        --

QUALITY DIVERSIFICATION*                                       PORTFOLIO INDEX
------------------------                                       --------- -----
U.S. Government...............................................     9.7%   27.3%
AAA...........................................................    45.8    56.9
AA............................................................    23.8    15.0
A.............................................................     9.1     0.8
BBB...........................................................     4.5     0.0
BB............................................................     3.9     0.0
Cash & Equivalents............................................     3.2     0.0
                                                                 -----   -----
Total.........................................................   100.0%  100.0%

TOP 5 COUNTRIES*                                                PORTFOLIO INDEX
----------------                                                --------- -----
United States..................................................   20.8%   27.3%
Germany........................................................   16.6     8.0
Netherlands....................................................   12.9     2.4
Japan..........................................................   11.1    26.1
Denmark........................................................    8.5     1.2
                                                                  ----    ----
Total..........................................................   69.9%   65.0%

TOP 5 CURRENCIES*                                               PORTFOLIO INDEX
-----------------                                               --------- -----
Euro...........................................................   50.6%   34.0%
Yen............................................................   19.0    26.1
$US............................................................   16.6    27.3
Danish Kroner..................................................    5.5     1.2
Canadian Dollar................................................    4.9     2.9
                                                                  ----    ----
Total..........................................................   96.6%   91.5%

----------------
* Weightings represent percentages of net asets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY

                  Please detach at perforation before mailing.



PROXY                PAINEWEBBER GLOBAL INCOME FUND                      PROXY
               (A SERIES OF PAINEWEBBER INVESTMENT SERIES)
           SPECIAL MEETING OF SHAREHOLDERS - JANUARY 25, 2001

THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF PAINEWEBBER INVESTMENT SERIES ("TRUST") ON BEHALF OF THE FUND LISTED ABOVE, A SERIES OF THE TRUST. The undersigned hereby appoints as proxies Robyn Green and Keith Weller, and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card.
UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE 1-800-597-7836 OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

                                        CONTROL NUMBER: 999 9999 9999 9999

                                        NOTE: If shares are held by an
                                        individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -for example: "ABC Corp., John Doe, Treasurer."

                                        --------------------------------------
                                        Signature

                                        --------------------------------------
                                        Signature (if held jointly)

                                        --------------------------------------
                                        Date


            PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY



                  Please detach at perforation before mailing.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: [ ]

1. Approval of the Agreement and Plan of          FOR       AGAINST     ABSTAIN
   Reorganization and Termination that            [ ]         [ ]         [ ]
   provides for the reorganization of
   PaineWebber Global Income Fund, a series of PaineWebber Investment Series, into
   PACE Global Fixed Income Investments,
   a series of PaineWebber PACE Select
   Advisors Trust.


              PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

             YOUR PROXY VOTE IS IMPORTANT!
                                ---------

             AND NOW YOU CAN VOTE YOUR PROXY
             ON THE PHONE OR ON
             THE INTERNET.

[graphic]    IT SAVES MONEY!  Telephone and Internet voting saves postage costs.
             Savings which can help to minimize expenses.

             IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

             IT'S EASY!  Just follow these simple steps:

                1.  Read your proxy statement and have it at hand.
                2.  Call toll-free 1-800-597-7836 for automated instructions,
                    OR GO TO WEBSITE:  HTTPS://VOTE.PROXY-DIRECT.COM.
                                       -----------------------------
                3.  Enter your 14 digit CONTROL NUMBER from your Proxy Card.
                4.  Follow the recorded or on-screen directions.
                5.  Do NOT mail your Proxy Card when you vote by phone or
                       ---
                    internet.
                6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call. 1-877-388-2844.